UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2014

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 20, 2014, FS Energy and Power Fund issued a press release providing an overview of its operating results for the quarter and year ended December 31, 2013 and announcing the details of its annual shareholder conference call, which will be held on Monday, March 24, 2014 at 2:00 p.m. Eastern Time.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated March 20, 2014.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: March 20, 2014	By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated March 20, 2014.